UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 2, 2007

PepsiCo, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

North Carolina	1-1183	13-1584302
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

700 Anderson Hill Road, Purchase, New York		10577
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	914-253-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

PepsiCo, Inc. (the "Company") announced on February 5, 2007 that Indra K. Nooyi has been appointed Chairman of the Company's Board of Directors effective when Executive Chairman Steven S Reinemund retires from the Board on May 2, 2007, as announced last August.

The Company also announced on February 5, 2007 in the press release attached hereto as Exhibit 99.1 and incorporated by reference into this Item 5.02 that Cynthia M. Trudell, 53, has been appointed Senior Vice President and Chief Personnel Officer of the Company effective February 2, 2007. Ms. Trudell will succeed Margaret D. Moore, Senior Vice President, Human Resources, when Ms. Moore retires in June and will transition with Ms. Moore until that time.

Ms. Trudell has served as a member of the Company’s Board of Directors since January 2000. She retired from that position effective February 2, 2007 to assume her new role with the Company.

Ms. Trudell was formerly Vice President of Brunswick Corporation and President of Sea Ray Group from 2001 until 2006. From 1999 until 2001, Ms. Trudell served as General Motors’ Vice President, and Chairman and President of Saturn Corporation, a wholly owned subsidiary of GM. Ms. Trudell began her career with the Ford Motor Co. as a chemical process engineer. In 1981, she joined GM and held various engineering and manufacturing supervisory positions. In 1995, she became plant manager at GM's Wilmington Assembly Center in Delaware. In 1996, she became President of IBC Vehicles in Luton, England, a joint venture between General Motors and Isuzu.

In accordance with the Company's Corporate Governance Guidelines, which require directors to retire at the annual meeting of shareholders following their 72nd birthday, and consistent with the Company's planning for an orderly Board succession, it was also determined on February 2, 2007 that John F. Akers, Robert E. Allen and Franklin A. Thomas will not stand for re-election as directors of the Company at the Company's 2007 annual meeting. Messrs. Akers, Allen and Thomas will retire from the Board effective May 2, 2007.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective as of February 2, 2007, the Company’s bylaws have been amended to decrease the number of members of the Board of Directors from fifteen to fourteen.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release issued by PepsiCo, Inc., dated February 5, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PepsiCo, Inc.

February 7, 2007	By:	/s/ Thomas H. Tamoney, Jr.

Name: Thomas H. Tamoney, Jr.
Title: Vice President, Deputy General Counsel and Assistant Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press Release issued by PepsiCo, Inc., dated February 5, 2007.